                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          OCTOBER 5, 2000
                                                ------------------------------


                            STAR SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                        000-28779               65-0893224
(State or other jurisdiction          (Commission File         (IRS Employer
       or incorporation)                  Number)            Identification No.)

            2075 NORTH POWERLINE ROAD, POMPANO BEACH, FLORIDA, 33069 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code      (954) 974-3800
                                                             -------------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS

         On September 26, 2000, Star Services Group, Inc. (the "Company") entered into a series of agreements (the "Asset Purchase Agreements") to acquire specified assets of Peerless Big Apple, Inc. ("Big Apple"), Peerless Miami Avenue, Inc. ("Miami Avenue") and Peerless Dade, Inc. ("Dade"), each of which is a Florida corporation (Big Apple, Miami Avenue and Dade are hereinafter occasionally referred to as the "Peerless Entities"). The Company may form a wholly owned subsidiary to own and manage the acquired assets. The Peerless Entities engage in the business of (a) collecting, hauling, recycling, and depositing construction and demolition debris in the Miami/Dade County Florida area, (b) operating a construction and demolition debris transfer station in Miami, Florida, (c) owning and operating a construction and demolition debris materials recovery facility in Miami, Florida, and (d) managing a portable toilet business (collectively referred to as the "Business"). Pursuant to the terms of the Asset Purchase Agreements, the Company has assumed a total of approximately $1,900,000 of the Peerless Entities' liabilities. The Asset Purchase Agreements did not become binding obligations of the Company until completion of its due diligence investigation on October 5, 2000.

         Pursuant to a letter agreement dated September 26, 2000 (the "September 26, 2000 Letter Agreement"), consummation of the transactions described in the Asset Purchase Agreements is subject to delivery to the Company of audited financial statements of each of the Peerless Entities (the "Financial Statements"). The Peerless Entities have until April 15, 2001 to provide the Company with the required Financial Statements. In the event one or more of the Peerless Entities fails to deliver the Financial Statements by April 15, 2001, the Company has the right, until October 15, 2001, to have the Financial Statements prepared. In the event the Peerless Entities and the Company fail to have the Financial Statements prepared and delivered to the Company by October 15, 2001, the Asset Purchase Agreements shall be terminated and become null and void. The Company cannot, at this time, ascertain the likelihood of whether the audited Financial Statements will be prepared and delivered to it.

         Pursuant to a letter agreement dated October 5, 2000 (the "October 5, 2000 Letter Agreement"), (a) the Company acknowledged that it had completed its due diligence of the Peerless Entities, (b) the Company agreed to use its best efforts to commence services under the O&M Agreement (defined and described below) as soon as possible, but not later than October 30, 2000, (c) the Peerless Entities granted the Company the right to terminate the real estate purchase agreement acquired under the Miami Avenue Asset Purchase Agreement, on the later of the date all permits and renewals with respect to the property are in place or March 1, 2001, and (d) Miami Avenue and Big Apple agreed that the Company can pay Miami Avenue and Big Apple their respective receivables collected by the Company under the Asset Purchase Agreements over a period of 5 months from the date of collection.

         The purchase price for the assets will be paid at closing, and will include (a) the issuance of 1,595,000 shares of the common stock of the Company to the Peerless Entities and/or its individual shareholders; and (b) the payment of $630,850.50 to Dade, in 48 monthly installments of $16,000 each, including interest at the rate of 10% per year. Commencing at the closing, the Company has also agreed to lease from Dade the 20 acres in Miami-Dade County, Florida, on which it operates its materials recovery facility, for a period of 48 months at a lease rate of $9,000 per month (plus all applicable Florida state sales tax, all utilities associated with the operation of the materials recovery facility, and all property taxes assessed against the property), pursuant to the terms of a Lease Agreement substantially in the form of Exhibit 10.6 (the "Lease Agreement"), to be executed by the parties on or about October 24, 2000. During the term of the Lease Agreement, the Company must make available to Dade, and Dade must collect, all of the Company's recovered screen materials and concrete from its operation of the Dade materials recovery facility. The Company has also agreed to provide NAMCO Metals Management, Inc., a corporation affiliated with Dade ("NAMCO"), with the exclusive right of first refusal to purchase all ferrous metals recovered by the Company during its operation of the Dade materials recovery facility and all ferrous metals recovered or recycled by the Company at any of its transfer stations or materials recovery facilities in Miami-Dade, Broward, Palm Beach or Collier Counties, Florida. The Asset Purchase Agreements also include covenants restricting certain shareholders of Dade from engaging in specified competing activities for a periods of between three and five years.

         On or about October 24, 2000, in a related transaction, the Company and the Peerless Entities plan to enter into an Operating and Management Agreement substantially in the form of Exhibit 10.7 ("O&M Agreement"). The O&M Agreement will provide that the Company shall manage the Business of the Peerless Entities until the earlier of (a) termination of the Asset Purchase Agreements, (b) termination of the September 26, 2000 Letter Agreement, or (c) the closing of the Asset Purchase Agreements. During such time as the Company manages the operations of the Business of the Peerless Entities under the O&M Agreement, the Company will receive all of the revenue generated by the Business and will be responsible for all of the expenses of the Business. The Company plans to assign its rights under the O & M Agreement to a newly formed wholly owned subsidiary of the Company.

         On or about October 24, 2000, in a related transaction, the Company and NAMCO plan to enter into a Right of First Refusal Agreement substantially in the form of Exhibit 10.8 ("Right of First Refusal Agreement"). The Right of First Refusal Agreement will be held in escrow pending the final closing of the Asset Purchase Agreements. Pursuant to the terms of the Right of First Refusal Agreement the Company will issue 5,000 shares of its common stock to the shareholders of NAMCO, in consideration for which such shareholders will grant the Company a right of first refusal to purchase all of their stock of NAMCO for a period of 48 months.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

                  10.1 Asset Purchase Agreement dated September 26, 2000 between Star Services Group, Inc. and Peerless Big Apple, Inc.

                  10.2 Asset Purchase Agreement dated September 26, 2000 between Star Services Group, Inc. and Peerless Miami Avenue, Inc.

                  10.3 Asset Purchase Agreement dated September 26, 2000, between Star Services Group, Inc. and Peerless Dade, Inc.

                  10.4 Letter Agreement dated September 26, 2000, between Star Services Group, Inc., Peerless Big Apple, Inc., Peerless Miami Avenue, Inc., and Peerless Dade, Inc.

                  10.5 Letter Agreement dated October 5, 2000, between Star Services Group, Inc., Peerless Big Apple, Inc., Peerless Miami Avenue, Inc., and Peerless Dade, Inc.

                  10.6 Form of Lease Agreement to be entered into on or about October 24, 2000, by Star Services Group, Inc. and Peerless Dade, Inc.

                  10.7 Form of Operating and Management Agreement to be entered into on or about October 24, 2000, by Star Services Group, Inc., Peerless Big Apple, Inc., Peerless Miami Avenue, Inc., and Peerless Dade, Inc.

                  10.8 Form of Right of First Refusal Agreement to be entered into on or about October 24, 2000, by Star Services Group, Inc. and NAMCO Metals Management, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Star Services Group, Inc. has signed this report.

                                                    STAR SERVICES GROUP, INC.

                                                    By: /s/ Patrick F. Marzano
                                                       -------------------------
                                                    Name:  Patrick F. Marzano
                                                    Title: President

Dated: October 20, 2000.